MUNIHOLDINGS
                                                                  CALIFORNIA
                                                                  INSURED
                                                                  FUND III, INC.

                               [GRAPHIC OMITTED]

                                                         STRATEGIC
                                                                  Performance

                                                                  Annual Report
                                                                  May 31, 1999

                 MuniHoldings California Insured Fund III, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund III, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                    MuniHoldings California Insured Fund III, Inc., May 31, 1999

DEAR SHAREHOLDER

Since inception (September 25, 1998), the Common Stock of MuniHoldings California Insured Fund III, Inc. earned $0.543 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.54%, based on a month-end per share net asset value of $14.35. Over the same period, the total investment return on the Fund's Common Stock was -1.12%, based on a change in per share net asset value from $15.00 to $14.35, and assuming reinvestment of $0.480 per share income dividends.

For the six-month period ended May 31, 1999, the total investment return on the Fund's Common Stock was -1.16%, based on a change in per share net asset value from $14.93 to $14.35, and assuming reinvestment of $0.403 per share income dividends.

For the six-month period ended May 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 2.91% for Series A and 3.13% for Series B.

The Municipal Market Environment

Long-term bond yields generally moved higher during the six-month period ended May 31, 1999. Investor concern that increasingly strong domestic economic growth would eventually trigger inflationary pressures gradually pushed yields higher, despite the absence of visible increases in producer or retail prices. However, in May the combination of an unexpectedly strong consumer price report and a warning from the Federal Reserve Board that it was considering an eventual increase in short-term interest rates pushed long-term bond yields appreciably higher. By the end of May, US Treasury bond yields stood at 5.83%, an increase of 75 basis points (0.75%) during the six-month period. Long-term municipal bond yields followed a similar although muted pattern, as measured by the Bond Buyer Revenue Bond Index. Through April, tax-exempt bond yields traded in a relatively narrow range, at approximately 5.25%. During May, long-term municipal bond yields rose to end the month at 5.41%. During the six-month period ended May 31, 1999, tax-exempt bond yields rose just over 15 basis points.

The tax-exempt bond market's strong technical position has prevented municipal bond yields from increasing as much as their taxable counterparts in recent months. The principal factor promoting this technical support has been the decline of municipal bond issuance. During the six months ended May 31, 1999, less than $120 billion in new long-term tax-exempt securities was underwritten, a decline of over 12% compared to the same period a year ago. During the three months ended May 31, 1999, municipalities issued less than $60 billion in long-term tax-exempt securities, a decline of nearly 20% compared to the May 31, 1998 quarter. During May 1999, municipalities issued $15 billion in long-term securities, a decline of nearly 40% compared to May 1998 levels. This represents the lowest May issuance since 1995. Additionally, retail and institutional demand remained positive, easily absorbing available issuance. Investor demand is likely to remain positive going forward since June and July usually are seasonally strong months. Traditionally, investors receive significant cash inflows from bond maturities and coupon payments during these months. Generally, $15 billion-$20 billion becomes available for reinvestment each month.

Recent outperformance by the munic-ipal bond market has come at the expense of the very attractive yield ratios available in late 1998. At year-end 1998, long-term municipal revenue bond yields were 102% of comparable US Treasury bond yields. This ratio has declined as US Treasury bond yields have risen faster than tax-exempt bond yields. At the end of May, the yield ratio was approximately 92%, still well above the historic average of 86%-88%. This yield ratio may rise somewhat in the coming months if issue supply were to suddenly increase. However, yield ratios in excess of 100% are unlikely in the near future.

Further increases in bond yields are likely to be dependent on an acceleration in US economic growth. However, it is also likely that the increases in interest rates seen over recent months have yet to fully impact the US economy. For example, recent increases in mortgage rates have yet to slow home purchases or construction. Additionally, economic indicators of future price inflation, such as the price of gold or world commodity prices, all remain well contained. In such an environment, any moves by the Federal Reserve Board to slow economic growth are likely to be gradual and limited. Furthermore, any Federal Reserve Board action is also likely to keep inflation low in the United States for the remainder of 1999 and into 2000. This suggests that while interest rates may have further to rise, any increases are not likely to be major but are likely to be temporary should the US economy slow later this year.

Portfolio Strategy

The portfolio experienced a slight restructuring during the six months ended May 31, 1999. The portfolio is normally aggressively invested in the long-term maturity range of the California insured market. However, the marketplace recently has been subject to tremendous volatility with a trend toward higher interest rates. We employed tactics that were somewhat more defensive, including a general shortening of maturities for some of the Fund's holdings. However, the portfolio on average is still positioned for an eventual market recovery. California municipal bonds have outperformed the taxable arena to a large degree, and the overall municipal market to a lesser extent. This has provided a cushion for the Fund's net asset valuation as interest rates have moved higher. We are currently underweighting the portion of the Fund's net assets invested in uninsured paper in response to tight credit quality spreads. At May 31, 1999, 96% of the Fund's net assets were insured.

In Conclusion

We appreciate your investment in MuniHoldings California Insured Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

July 2, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniHoldings California Insured Fund III, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================


                                     2 & 3

                    MuniHoldings California Insured Fund III, Inc., May 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P     Moody's     Face                                                                            Value
STATE                 Ratings   Ratings    Amount     Issue                                                               (Note 1a)
==================================================================================================================================
California-93.1%      AAA       Aaa       $ 8,210     California Educational Facilities Authority Revenue Bonds
                                                      (Stanford University), Series N, 5.20% due 12/01/2027               $  8,186
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        20,000     California HFA, Home Mortgage Revenue Bonds, AMT, Series N, 5.25%
                                                      due 8/01/2029 (d)                                                     19,701
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,500     California Health Facilities Finance Authority, Revenue Refunding
                                                      Bonds (Catholic Healthcare West), Series A, 5.125% due
                                                      7/01/2024 (b)                                                          2,453
                      ------------------------------------------------------------------------------------------------------------
                      A1+       NR*           200     California Pollution Control Financing Authority, PCR, Refunding
                                                      (Pacific Gas and Electric), VRDN, Series F, 3.30% due
                                                      11/01/2026 (a)                                                           200
                      ------------------------------------------------------------------------------------------------------------
                      A1+       VMIG1+      3,400     California State Economic Development Financing Authority Revenue
                                                      Bonds (California Independent Systems Project), VRDN, Series C,
                                                      3.40% due 4/01/2008 (a)                                                3,400
                      ------------------------------------------------------------------------------------------------------------
                                                      California State, GO, Refunding:
                      AAA       Aaa         6,500       5% due 2/01/2023 (c)                                                 6,306
                      AAA       Aaa         2,000       Veterans Bonds, AMT, Series BH, 5.40% due 12/01/2016 (d)             2,034
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         4,370     California State Public Works Board, Lease Revenue Bonds (Various
                                                      University of California Projects), Series C, 5.125% due
                                                      9/01/2022 (f)                                                          4,314
                      ------------------------------------------------------------------------------------------------------------
                      NR*       Aaa         5,000     California Statewide Communities Development Authority, COP, RIB,
                                                      Series 24, 7.125% due 12/01/2015 (d)(e)                                5,217
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        15,000     Central Coast Water Authority, California, Revenue Refunding Bonds
                                                      (State Water Project Regional Facilities), Series A, 5% due
                                                      10/01/2022 (f)                                                        14,557
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,750     Central Valley Financing Authority, California, Cogeneration
                                                      Project, Revenue Refunding Bonds (Cason Ice-Generation Project),
                                                      5.20% due 7/01/2020 (b)                                                2,739
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         4,260     Clovis, California, Sewer Revenue Refunding Bonds, 5.20% due
                                                      8/01/2028 (b)                                                          4,253
                      ------------------------------------------------------------------------------------------------------------
                      BBB       NR*         3,500     Contra Costa County, California, Public Financing Authority, Tax
                                                      Allocation Revenue Refunding Bonds (Pleasant Hill Bart Etc.
                                                      Redevelopment), 5.25% due 8/01/2028                                    3,354
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        10,000     Long Beach, California, Harbor Revenue Bonds, AMT, 5.375% due
                                                      5/15/2020 (b)                                                         10,067
                      ------------------------------------------------------------------------------------------------------------
                                                      Los Angeles, California, Unified School District, GO (c):
                      AAA       Aaa         2,250       Series A, 5% due 7/01/2021                                           2,185
                      AAA       Aaa         2,500       Series B, 5% due 7/01/2023                                           2,425
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         3,500     Los Angeles, California, Wastewater System Revenue Bonds, Series
                                                      A, 5% due 6/01/2028 (c)                                                3,370
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,500     Los Angeles County, California, Metropolitan Transportation
                                                      Authority, Sales Tax Revenue Refunding Bonds, Proposition C, 2nd
                                                      Senior-Series A, 5% due 7/01/2023 (f)                                  2,425
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         6,000     Los Angeles County, California, Sanitation Districts Financing
                                                      Authority Revenue Bonds (Capital Projects), Series A, 5.25% due
                                                      10/01/2019 (b)                                                         6,028
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         3,000     Monterey County, California, COP (Natividad Medical Center
                                                      Improvement), Series E, 4.75% due 8/01/2027 (b)                        2,780
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         3,530     Riverside County, California, COP, Refunding Bonds, 5% due
                                                      12/01/2021 (b)                                                         3,428
                      ------------------------------------------------------------------------------------------------------------
                      AAA       NR*         7,420     Sacramento, California, Cogeneration Authority, Cogeneration
                                                      Project, Revenue Refunding Bonds, 5.20% due 7/01/2021 (b)              7,391
                      ------------------------------------------------------------------------------------------------------------
                                                      Sacramento, California, Municipal Utility District, Electric
                                                      Revenue Refunding Bonds, Series L (b):
                      AAA       Aaa         2,750       5.20% due 7/01/2017                                                  2,773
                      AAA       Aaa         5,450       5.125% due 7/01/2022                                                 5,381
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa        10,000     Sacramento County, California, Airport System Revenue Refunding
                                                      Bonds, Sub-Series B, 5% due 7/01/2026 (c)                              9,640
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,800     Salida, California, Area Public Facilities Financing Agency,
                                                      Community Facilities District Special Tax Refunding Bonds (No.
                                                      1988-1), 5.25% due 9/01/2028 (d)                                       5,818
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,000     San Diego, California, Convention Center Expansion Financing
                                                      Authority, Lease Revenue Bonds, Series A, 4.75% due 4/01/2028 (f)      1,852
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,950     San Diego, California, Public Facilities Financing Authority,
                                                      Sewer Revenue Bonds, Series B, 5.25% due 5/15/2027 (c)                 2,959
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,500     San Diego County, California, Water Authority, Water Revenue
                                                      Bonds, COP, Series A, 5% due 5/01/2022 (c)                             2,427
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         5,000     San Francisco, California, City and County, GO, Refunding,
                                                      Series 1, 5.125% due 6/15/2014 (c)                                     5,112
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         7,620     San Joaquin Hills, California, Transportation Corridor Agency,
                                                      Toll Road Revenue Refunding Bonds, Series A, 5.25% due
                                                      1/15/2030 (b)                                                          7,625
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         3,000     Santa Clara County, California, East Side Union High School
                                                      District, GO, Series E, 5% due 9/01/2022 (c)                           2,922
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         2,000     Turlock, California, Irrigation District Revenue Refunding Bonds,
                                                      Series A, 5% due 1/01/2026 (b)                                         1,929
                      ------------------------------------------------------------------------------------------------------------
                      AAA       Aaa         4,200     University of California, Revenue Refunding Bonds (Multiple
                                                      Purpose Projects), Series E, 5.125% due 9/01/2020 (b)                  4,165
==================================================================================================================================
Puerto Rico-3.8%      AAA       Aaa         6,760     Puerto Rico Commonwealth Infrastructure Financing Authority,
                                                      Special Revenue Bonds, Series A, 5% due 7/01/2013 (f)                  6,837
==================================================================================================================================
                      Total Investments (Cost-$180,229)-96.9%                                                              176,253

                      Other Assets Less Liabilities-3.1%                                                                     5,675
                                                                                                                          --------
                      Net Assets-100.0%                                                                                   $181,928
                                                                                                                          ========
==================================================================================================================================

      (a)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.
      (b)   MBIA Insured.
      (c)   FGIC Insured.
      (d)   FSA Insured.
      (e)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 1999.
      (f)   AMBAC Insured.
      *     Not Rated.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      Ratings of issues shown have not been audited by Ernst & Young LLP.

            See Notes to Financial Statements.

================================================================================

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund III, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes


                                     4 & 5

                    MuniHoldings California Insured Fund III, Inc., May 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                       As of May 31, 1999
==============================================================================================================================
Assets:                Investments, at value (identified cost--$180,229,369) (Note 1a) ........                   $176,253,489
                       Cash ...................................................................                        179,012
                       Receivables:
                         Securities sold ......................................................   $  5,801,255
                         Interest .............................................................      3,068,718       8,869,973
                                                                                                  ------------
                       Deferred organization expenses (Note 1f) ...............................                         10,796
                       Prepaid expenses and other assets ......................................                          4,701
                                                                                                                  ------------
                       Total assets ...........................................................                    185,317,971
                                                                                                                  ------------
==============================================================================================================================
Liabilities:           Payables:
                         Securities purchased .................................................      2,977,077
                         Dividends to shareholders (Note 1e) ..................................        163,102
                         Investment adviser (Note 2) ..........................................         56,452
                         Offering costs (Note 1f) .............................................         54,000       3,250,631
                                                                                                  ------------
                       Accrued expenses and other liabilities .................................                        139,747
                                                                                                                  ------------
                       Total liabilities ......................................................                      3,390,378
                                                                                                                  ------------
==============================================================================================================================
Net Assets:            Net assets .............................................................                   $181,927,593
                                                                                                                  ============
==============================================================================================================================
Capital:               Capital Stock (200,000,000 shares authorized) (Note 4):
                         Preferred Stock, par value $.10 per share (2,960 shares of AMPS*
                         issued and outstanding at $25,000 per share liquidation preference) ..                   $ 74,000,000
                         Common Stock, par value $.10 per share (7,521,774 shares issued and
                         outstanding) .........................................................   $    752,177
                       Paid-in capital in excess of par .......................................    111,148,366
                       Undistributed investment income--net ...................................        598,819
                       Accumulated realized capital losses on investments--net (Note 5) .......       (595,889)
                       Unrealized depreciation on investments--net ............................     (3,975,880)
                                                                                                  ------------
                       Total--Equivalent to $14.35 net asset value per share of Common Stock
                       (market price--$13.25) .................................................                    107,927,593
                                                                                                                  ------------
                       Total capital ..........................................................                   $181,927,593
                                                                                                                  ============
==============================================================================================================================

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                       For the Period September 25, 1998+ to May 31, 1999
==============================================================================================================================
Investment             Interest and amortization of premium and discount earned ...............                   $  6,046,430
Income (Note 1d):
==============================================================================================================================
Expenses:              Investment advisory fees (Note 2) ......................................   $    656,536
                       Commission fees (Note 4) ...............................................        111,918
                       Accounting services (Note 2) ...........................................         36,101
                       Professional fees ......................................................         34,130
                       Transfer agent fees ....................................................         25,350
                       Directors' fees and expenses ...........................................         17,332
                       Listing fees ...........................................................         11,135
                       Printing and shareholder reports .......................................         10,926
                       Custodian fees .........................................................          7,959
                       Amortization of organization expenses (Note 1f) ........................          2,453
                       Pricing fees ...........................................................            762
                       Other ..................................................................          3,601
                                                                                                  ------------
                       Total expenses before reimbursement ....................................        918,203
                       Reimbursement of expenses (Note 2) .....................................       (456,988)
                                                                                                  ------------
                       Total expenses .........................................................                        461,215
                                                                                                                  ------------
                       Investment income--net .................................................                      5,585,215
                                                                                                                  ------------
==============================================================================================================================
Realized &             Realized loss on investments--net ......................................                       (595,889)
Unrealized Loss        Unrealized depreciation on investments--net ............................                     (3,975,880)
On Investments--Net                                                                                               ------------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations ...................                   $  1,013,446
                                                                                                                  ============
==============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                     6 & 7

                    MuniHoldings California Insured Fund III, Inc., May 31, 1999

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          For the Period
                                                                                                          Sept. 25, 1998+
                     Increase (Decrease) in Net Assets:                                                   to May 31, 1999
=========================================================================================================================
Operations:          Investment income--net ............................................................     $  5,585,215
                     Realized loss on investments--net .................................................         (595,889)
                     Unrealized depreciation on investments--net .......................................       (3,975,880)
                                                                                                             ------------
                     Net increase in net assets resulting from operations ..............................        1,013,446
                                                                                                             ------------
=========================================================================================================================
Dividends to         Investment income--net:
Shareholders           Common Stock ....................................................................       (3,600,287)
(Note 1e):             Preferred Stock .................................................................       (1,386,109)
                                                                                                             ------------
                     Net decrease in net assets resulting from dividends to shareholders ...............       (4,986,396)
                                                                                                             ------------
=========================================================================================================================
Capital Stock        Proceeds from issuance of Preferred Stock .........................................       74,000,000
Transactions         Net proceeds from issuance of Common Stock ........................................      112,125,000
(Notes 1f & 4):      Offering and underwriting costs resulting from the issuance of Preferred Stock ....         (706,249)
                     Offering costs resulting from the issuance of Common Stock ........................         (211,402)
                     Value of shares issued to Common Stock shareholders in reinvestment of dividends ..          593,189
                                                                                                             ------------
                     Net increase in net assets derived from capital stock transactions ................      185,800,538
                                                                                                             ------------
=========================================================================================================================
Net Assets:          Total increase in net assets ......................................................      181,827,588
                     Beginning of period ...............................................................          100,005
                                                                                                             ------------
                     End of period* ....................................................................     $181,927,593
                                                                                                             ============
=========================================================================================================================
                    *Undistributed investment income--net ..............................................     $    598,819
                                                                                                             ============
=========================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived
                     from information provided in the financial statements.                               For the Period
                                                                                                          Sept. 25, 1998+
                     Increase (Decrease) in Net Asset Value:                                              to May 31, 1999
=========================================================================================================================
Per Share            Net asset value, beginning of period ..............................................     $      15.00
Operating                                                                                                    ------------
Performance:         Investment income--net ............................................................              .74
                     Realized and unrealized loss on investments--net ..................................             (.61)
                                                                                                             ------------
                     Total from investment operations ..................................................              .13
                                                                                                             ------------
                     Less dividends to Common Stock shareholders:
                       Investment income--net ..........................................................             (.48)
                                                                                                             ------------
                     Capital charge resulting from issuance of Common Stock ............................             (.03)
                                                                                                             ------------
                     Effect of Preferred Stock activity:++
                       Dividends to Preferred Stock shareholders:
                         Investment income--net ........................................................             (.18)
                         Capital charge resulting from issuance of Preferred Stock .....................             (.09)
                                                                                                             ------------
                     Total effect of Preferred Stock activity ..........................................             (.27)
                                                                                                             ------------
                     Net asset value, end of period ....................................................     $      14.35
                                                                                                             ============
                     Market price per share, end of period .............................................     $      13.25
                                                                                                             ============
=========================================================================================================================
Total Investment     Based on market price per share ...................................................            (8.70%)++++
Return:**                                                                                                    ============
                     Based on net asset value per share ................................................            (1.12%)++++
                                                                                                             ============
=========================================================================================================================
Ratios Based on      Expenses, net of reimbursement*** .................................................              .62%*
Average Net Assets                                                                                           ============
Of Common Stock:     Total expenses*** .................................................................             1.24%*
                                                                                                             ============
                     Total investment income--net*** ...................................................             7.53%*
                                                                                                             ============
                     Amount of dividends to Preferred Stock shareholders ...............................             1.87%*
                                                                                                             ============
                     Investment income--net, to Common Stock shareholders ..............................             5.66%*
                                                                                                             ============
=========================================================================================================================
Ratios Based on      Expenses, net of reimbursement ....................................................              .39%*
Total Average Net                                                                                            ============
Assets:+++***        Total expenses ....................................................................              .77%*
                                                                                                             ============
                     Total investment income--net ......................................................             4.68%*
                                                                                                             ============
=========================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders .........................................             3.07%*
Average Net Assets                                                                                           ============
Of Preferred Stock:
=========================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period (in thousands) ..................     $    107,928
                                                                                                             ============
                     Preferred Stock outstanding, end of period (in thousands) .........................     $     74,000
                                                                                                             ============
                     Portfolio turnover ................................................................            60.32%
                                                                                                             ============
=========================================================================================================================
Leverage:            Asset coverage per $1,000 .........................................................     $      2,458
                                                                                                             ============
=========================================================================================================================
Dividends Per        Series A--Investment income--net ..................................................     $        460
Share on Preferred                                                                                           ============
Stock Outstanding:   Series B--Investment income--net ..................................................     $        477
                                                                                                             ============
=========================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Commencement of operations.
      ++    The Fund's Preferred Stock was issued on October 19, 1998.
      +++   Includes Common and Preferred Stock average net assets.
      ++++  Aggregate total investment return.

            See Notes to Financial Statements.


                                     8 & 9

                    MuniHoldings California Insured Fund III, Inc., May 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. Prior to commencement of operations on September 25, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 17, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the period September 25, 1998 to May 31, 1999, FAM earned fees of $656,536, of which $439,176 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $17,812.

During the period September 25, 1998 to May 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") received underwriting fees of $555,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 25, 1998 to May 31, 1999 were $270,827,810 and $93,185,580, respectively.

Net realized gains (losses) for the period September 25, 1998 to May 31, 1999 and net unrealized losses as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)         Losses
--------------------------------------------------------------------------------
Long-term investments ....................       $  (985,630)       $(3,975,880)
Financial futures contracts ..............           389,741                 --
                                                 -----------        -----------
Total ....................................       $  (595,889)       $(3,975,880)
                                                 ===========        ===========
--------------------------------------------------------------------------------

As of May 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $3,975,880, all of which is related to depreciated securities. The aggregate cost of investments at May 31, 1999 for Federal income tax purposes was $180,229,369.


                                    10 & 11

                    MuniHoldings California Insured Fund III, Inc., May 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period September 25, 1998 to May 31, 1999 increased by 7,475,000 and 40,107 from shares sold and dividend reinvestment, respectively.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 1999 were as follows: Series A, 2.90% and Series B, 3.13%.

Shares issued and outstanding during the period September 25, 1998 to May 31, 1999 increased by 2,960 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period September 25, 1998 to May 31, 1999, MLPF&S, an affiliate of FAM, earned $90,877 as commissions.

5. Capital Loss Carryforward:

At May 31, 1999, the Fund had a net capital loss carryforward of approximately $395,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 9, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.063000 per share, payable on June 29, 1999 to shareholders of record as of June 23, 1999.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniHoldings California Insured Fund III, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings California Insured Fund III, Inc., including the schedule of investments, as of May 31, 1999, and the related statements of operations and changes in net assets, and financial highlights for the period from September 25, 1998 (commencement of operations) to May 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund III, Inc. at May 31, 1999 and the results of its operations, the changes in its net assets and the financial highlights for the period from September 25, 1998 to May 31, 1999 in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Princeton, New Jersey
June 24, 1999


                                    12 & 13

                    MuniHoldings California Insured Fund III, Inc., May 31, 1999

MANAGED DIVIDEND POLICY (unaudited)

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .....................................................           93.1%
BBB/Baa .....................................................            1.8
Other+ ......................................................            2.0
--------------------------------------------------------------------------------

+ Temporary investments in short-term municipal securities.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings California Insured Fund III, Inc. during its taxable year ended May 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

YEAR 2000 ISSUES (unaudited)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniHoldings California Insured Fund III, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MCF


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                     #HOLDCA III--5/99

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